Exhibit 10.1

ASSUMPTION AND AFFIRMATION AGREEMENT

ASSUMPTION AND AFFIRMATION AGREEMENT, dated as of January 20, 2015 (this “Agreement”) made by each of the signatories hereto.

R E C I T A L S

1.     Reference is made to the Credit Agreement, dated as of June 27, 2011  (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC (f/k/a Iron Mountain Information Management, Inc.), a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.  Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meaning ascribed to them in such Credit Agreement.

2.     Effective as of 11:59 p.m. Eastern Time on January 20, 2015, Parent will merge with (the “REIT Merger”) and into Iron Mountain REIT, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“IMI REIT”), with IMI REIT surviving as the Successor Parent (which will be renamed “Iron Mountain Incorporated” simultaneous with or immediately following the REIT Merger).

3.     This Agreement is being delivered pursuant to Section 9.12(viii) of the Credit Agreement.

ASSUMPTION AND AFFIRMATION

4.     Assumption. By executing and delivering this Agreement, IMI REIT hereby agrees to become a party to the Credit Agreement and the other Basic Documents as Parent, Borrower and Obligor thereunder with the same force and effect as if originally named therein as Parent and, without limiting the generality of the foregoing, hereby expressly irrevocably and unconditionally assumes all obligations, liabilities and indebtedness of Parent under the Credit Agreement and the other Basic Documents.

5.     Affirmation.  By executing and delivering this Agreement, each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:

(a)           all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the REIT Merger;

(b)           all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the REIT Merger, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents; and

(c)           all of the representations and warranties made by it set forth in each such Basic Document are reaffirmed and restated mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case such party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date; and

(d)           no Default has occurred or is continuing at the time of the REIT Merger.

4.     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.     This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written

IRON MOUNTAIN INCORPORATED

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN REIT, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN HOLDINGS GROUP, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN US HOLDINGS, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN GLOBAL HOLDINGS, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN GLOBAL LLC

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN FULFILLMENT SERVICES, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN SECURE SHREDDING, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN CANADA OPERATIONS ULC

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

Signature Page to Assumption and Affirmation Agreement

MOUNTAIN RESERVE III, INC.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

NETTLEBED ACQUISITION CORP.

/s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN DO BRASIL LTDA.

/s/ Luiz Alves
Name: Luiz Alves
Title: President

IRON MOUNTAIN DO BRASIL LTDA.

/s/ Wilson Fernandes
Name: Wilson Fernandes
Title: Chief Financial Officer

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN SWITZERLAND GMBH

/s/ Christopher LaRochelle
Name: Christopher LaRochelle
Title: Managing Director

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN EUROPE PLC

/s/ Roderick Day
Name: Roderick Day
Title: Director

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN HOLDINGS (EUROPE) LIMITED

/s/ Roderick Day
Name: Roderick Day
Title: Director

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN (UK) LIMITED

/s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN AUSTRALIA PTY LTD

/s/ Ernest W. Cloutier
Name: Ernest W. Cloutier
Title: Director

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN AUSTRALIA SERVICES PTY LTD

/s/ Johanna Platt
Name: Johanna Platt
Title: Secretary

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN AUSTRALIA HOLDINGS PTY LTD

/s/ Ernest W. Cloutier
Name: Ernest W. Cloutier
Title: Director

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN AUSTRIA ARCHIVIERUNG GMBH

/s/ Robert Nedeljkovic
Name: Robert Nedeljkovic
Title: Managing Director

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN LUXEMBOURG SERVICES S.A.R.L., LUXEMBOURG, SCHAFFHAUSEN BRANCH

/s/ Christopher LaRochelle
Name: Christopher LaRochelle
Title: Authorized Manager

Signature Page to Assumption and Affirmation Agreement

IRON MOUNTAIN INTERNATIONAL HOLDINGS B.V.

/s/ Roderick Day
Name: Roderick Day
Title: Director

/s/ Marc Duale
Name: Marc Duale
Title: Director

/s/ TMF Management B.V.
Name: TMF Management B.V.
Title: Director

Signature Page to Assumption and Affirmation Agreement